REGULATORY FRAMEWORK	12 Months Ended
Dec. 31, 2021
REGULATORY FRAMEWORK
REGULATORY FRAMEWORK

NOTE 2 – Regulatory framework

a) Regulatory Authority

The activities of the Company that provides Information and Communication Technologies Services (“ICT”) are regulated by a set of rules and regulations that comprise the regulatory framework of the telecommunication sector.

The Regulatory Authority for ICT services in Argentina is ENACOM which is currently under the jurisdiction of the Secretariat of Public Innovation under the Cabinet of Ministers.

Núcleo, with operations in the Republic of Paraguay, is under the oversight of the CONATEL (such as TUVES), and Personal Envíos is under the oversight of the Central Bank of the Republic of Paraguay.

Telecom USA, which operates in the United States of America, is under the oversight of the Federal Communications Commission (“FCC”).

Adesol, a company incorporated in Uruguay, has contractual relationships with several licensees that provide subscription television services in such country through various systems, which are under the oversight of the Communication Services Regulatory Agency (“URSEC”, for its Spanish acronym).

Finally, Micro Sistemas is registered as a PSP and is under the oversight of the BCRA and the FIU regulations for this type of operations.

b) Licenses

✓	Under the Licencia Única Argentina Digital, the Company currently provides the following services:
●	Local fixed telephony,
●	Public telephony,
●	Domestic and international long-distance telephony,
●	Domestic and international point-to-point link services,
●	Value added, data transmission, videoconferencing, transportation of broadcasting signals, and Internet access,
●	STM, SRMC, PCS and SCMA, also called mobile communications services ("SCM", for its Spanish acronym),
●	SRS and
●	SRCE

The licenses for rendering SCM services were originally granted to Personal and were subsequently transferred to Telecom under the reorganization with Personal pursuant to ENACOM Resolution No. 4,545-E/17. Such licenses were granted for the provision of STM in the Northern Region of Argentina, of SRMC in the AMBA area, and of PCS and SCMA throughout the country.

In relation to the merger with Cablevisión pursuant to ENACOM Resolution No. 5,644-E/17, the Company also acquired licenses and authorizations to render SRCE services and the Registration to render Physical and Radio-Electric Link Subscription Broadcasting Services and the corresponding authorizations.

✓	Licenses held by subsidiaries in Paraguay

Núcleo holds a license to provide mobile telecommunication services - STMC and PCS throughout Paraguay. In addition, Núcleo holds a license for the installation and exploitation of Internet and data services throughout Paraguay. All these licenses were granted for renewable five-year periods.

Personal Envíos is authorized by the Central Bank of the Republic of Paraguay to operate as an Electronic Payment Company (“EMPE”, for its Spanish acronym) through Resolution No. 6 issued on March 30, 2015, and its corporate purpose is restricted to such service.

Tuves Paraguay has a license for the provision of direct-to-home subscription audio and television services ("DATDH"). This license has been granted for renewable five-year periods.

c) Regulatory framework of the services provided by the Company

Among the main regulations that govern the services rendered by the Company, the following stand out:

●	Law No. 27,078 – LAD and its amendments.
●	Law No. 19,798 to the extent it does not contradict the LAD.
●	The Privatization Regulations, which regulated that process.
●	The Transfer Agreement.
●	The licenses for providing telecommunication services granted to the Company and the Bidding Terms and Conditions and their respective general rules.

On the other hand, the exploitation of physical and/or radio-electric link subscription broadcasting services held by the Company, originally granted under Law No. 22,285, are currently governed by the LAD since Decree No. 267/15 was issued.

✓	Law No. 27,078 – Argentine Digital Law

Enacted in December 2014, the LAD maintained the single country-wide license scheme and the individual registration of the services to be rendered but replaced the name telecommunication services with ICT Services, and included several amendments to the regulatory services of these services.

The LAD, passed on December 19, 2014, incorporated several changes to the telecommunication services regulatory framework.

Law No. 19,798, the Telecommunications Act (passed in 1,972), as amended, continues in effect only with respect to those provisions that do not contradict the provisions of the LAD (among them, for example, Section 39 of Law No. 19,798 regarding the exemption from all taxes on the use of soil, subsoil and airspace for telecommunications services).

The LAD also revoked Decree No. 764/00, as amended, but provisions of the decree that do not contradict the LAD will remain in effect during the time it takes the Regulatory Authority to issue new licensing, interconnection services, SU and spectrum regulations (see item f) - “Other Rules” to this Note).

✓	Decree No. 267/15 – Amendments to the LAD

On January 4, 2016, Decree No. 267/15 was published in the Official Gazette, which amended Law No. 26,522 (“the Audiovisual Communication Services”) and Law No. 27,078 (LAD), and created the ENACOM as the Enforcement Authority for these laws. On April 8, 2016, the House of Representatives voted in favor of the validity of Decree No. 267/15. Thus, such Decree acquired the status of Law.

Among the main amendments to the LAD related to the Subscription Broadcasting Service, the following stand out:

●	The incorporation of Subscription Broadcasting Services (physical or radio-electric link, such as cable TV) as an ICT Service within the scope of the LAD, and excluding it from Law No. 26,522. Satellite subscription television services (known as satellite TV) shall remain within the scope of Law No. 26,522. Furthermore, Decree No. 267/15 states that the ownership of a satellite subscription television license is incompatible with having any other kind of audiovisual communication or ICT Service license.
●	Any subscription broadcasting license (such as cable television), granted before the application of Decree No. 267/15 will be considered, for all purposes, a Licencia Única Argentina Digital, with a registration for such service. Furthermore, the Decree provides for a 10-year extension counted as from January 1, 2016 for the use of spectrum frequencies by radio-electric link subscription broadcasting services licensees.
●	Decree No. 267/15 replaced the LAD’s Section 95 of the LAD and provides several obligations for fixed telephony licensees granted by Decree No. 264/98 and mobile service providers with licenses granted by Decree No.1,461/93, which choose to provide subscription broadcasting services.

It should be noted that pursuant to Section 21 of Decree No. 267/15 and until the enactment of a law that will unify the fee regime provided under the LSCA (Law of Audiovisual Communications Services) and the LAD, the physical link and radio-electric link subscription broadcasting services will continue to be subject only to the fee regime provided under LSCA. Therefore, they shall not be subject to the SU investment contribution or the payment of the Control, Oversight and Verification Fee provided under Sections 22 and 49 of the LAD.

✓	Decree No. 1,340/16 - Amendments to Decree No. 267/15

Decree No. 1,340/16 issued by PEN and published in the Official Gazette on January 2, 2017 provides the rules for achieving a greater convergence of networks and services under competitive conditions, promoting the deployment of next generation networks and the penetration of Broadband Internet access throughout the national territory, in accordance with the provisions of the LSCA and the LAD.

Among the most relevant provisions, it establishes:

●	That a 15-year-term, as from the publication of the Decree, be fixed as differential condition pursuant to Section 45 of the LAD, for the protection of last-mile fixed new generation networks deployed by ICT licensees for Broadband regarding the regulations of open access to Broadband and infrastructure to be issued, notwithstanding the provisions of Section 56 of the LAD.
●	That the Ministry of Communications or the ENACOM, as appropriate, shall establish the rules for the administration, management, and control of the radio spectrum.
●	That ICT licensees and Satellite Link Subscription Broadcasting licensees that as of December 29, 2016 simultaneously provided both services, may retain ownership of both types of licenses.

This Decree also sets out some principles on interconnection matters contemplated in the Interconnection regulations, approved through Resolution No. 286/18 (see item f) - “Other Rules” to this Note).

✓Decree No. 690/20 - Amendment to the LAD - Controversy

On August 22, 2020, the PEN issued Decree No. 690/20 (“Decree N° 690/20”) amending the LAD. Decree No. 690/20 declared ICT services (which includes fixed and mobile telephony services, cable television and Internet) as well as access to telecommunications networks for and between licensees as “essential and strategic competition public services”, and empowered the ENACOM to ensure accessibility.

Decree No. 690/20 further established that the prices of: (i) the essential and strategic competition public ICT services, (ii) the prices of those services provided in accordance with the Universal Service and (iii)the prices of those services determined by the ENACOM for public interest reasons, shall be regulated by ENACOM.

Moreover, Decree No. 690/20 established that ENACOM is the agency responsible for the enactment of any regulation related to the ICT’s PBU.

Finally, Decree No. 690/20 suspended any price increases or changes set or announced by the ICT’s licensees from July 31, 2020 to December 31, 2020.

Decree No. 690/20 has been ratified by the Argentine Congress under Law No. 26,122 and has been regulated through ENACOM Resolutions No. 1,466/20 and 1,467/20.

Resolution No. 1,466/20 allowed ICT licensees providing Internet access services, subscription broadcasting services through physical, radio-electric or satellite link, fixed telephony services and mobile telecommunications services -in all cases in their different and respective modalities- to increase retail prices for services up to 5% during January 2021. In order to establish the percentages approved, licensees must consider the prices effective as of July 31, 2020 as the price of reference. Such Resolution also provides that ICT Services Licensees may request a higher increase on an exceptional basis in accordance with the provisions of Section 48 of the LAD.

Resolution No. 1,467/20 regulated the Compulsory Universal Telecommunication Service (“PBU”) provided by Decree No. 690/20 for the different services provided by ICT licensees, establishing the price and the characteristics of each service plan, namely:

●PBU-SBT: Compulsory Universal Provision of Basic Fixed Telephony Service;
●PBU-SCM: Compulsory Universal Provision of Basic Mobile Communication Service;
●PBU-I: Compulsory Universal Provision of Basic Internet Access Value Added Service;
●PBU-TP: Compulsory Universal Basic Provision of subscription television services by physical or radio-electric or satellite link.

The Company began to implement an increase in prices as from January 2021, in order to match the increase in its costs due to the inflation. Nevertheless, it failed to transfer to the price of its services the inflation accumulated in the period March-December 2020, as a result of different measures provided by the PEN. Additionally, the Company initiated legal proceedings before the Federal Court of Appeals on Administrative Litigation Matters challenging the constitutionality of Decree No. 690/20 and the aforementioned ENACOM Resolutions, which was notified to the PEN on October 7, 2021.

In this context, the Company sought to obtain a precautionary measure suspending the application of the aforementioned ENACOM regulations and Decree No. 690/20. On January 29, 2021, the Company´s petition was denied and the precautionary measure rejected. The Company appealed such decision and, on April 30, 2021, the Chamber of the Federal Court of Appeals on Administrative Litigation Matters decided by majority to accept the Company’s appeal, revoke the first instance court’s decision and, consequently, grant the preliminary injunction requested by the Company, ordering the suspension of the effects of sections 1, 2, 3, 4, 5 and 6 of Decree No. 690/20 and of ENACOM resolutions provided as a consequence and their non-applicability to the Company. This preliminary injunction was initially granted for a period of six months and then extended for an additional six-month period until April 21, 2022. As supported by the preliminary injunction granted, the Company increased the prices of its services in June, September and December 2021.

In reaching its decision, the Court considered, that the “configuration of circumstances prima facie lead to serious and founded questioning of Decree 690/2020's reasonability standard and legitimacy and of ENACOM's resolutions adopted as a consequence, due to the direct adverse effects they have on Telecom Argentina's property rights, which derive from Information and Communication Technology services provision, under a free competition system, ruled, authorized and granted (depending on the case), by the National State itself”.

The PEN and ENACOM filed appeals against the aforementioned decision of the Federal Court of Appeals on Administrative Litigation Matters, which were denied on June 18, 2021.

On June 29, 2021, the PEN and ENACOM filed an appeal before the Argentine Supreme Court of Justice. As of the date of these consolidated financial statements, a decision on these legal proceedings remains is pending.

The Company, with the assistance of its legal advisors, is analyzing the actions that may be necessary in order to protect its rights. The Company’s Management and its legal advisors, consider that the Company has solid legal arguments to support its position and that there is a reasonable likelihood that this matter will result in a favorable outcome for the Company, notwithstanding the fact that at this stage it is not possible to predict the final outcome of the claim.

Preliminary injunction requested by “Asociación Civil de Usuarios Bancarios Argentinos” (“ACUBA”)

On January 27, 2021, the Company was served with notice of a preliminary injunction granted by the Civil and Commercial Court No. 10 of Mar del Plata obtained by ACUBA in the aforementioned case, which ordered the Company to roll back the tariffs of broadcasting services subscriptions, Internet access services, fixed telephony services and mobile telecommunications services to those of December 2020, which could only be increased up to 5% as authorized by the ENACOM, and maintain such tariffs until any modification is resolved. Telecom challenged the preliminary injunction for lack of jurisdiction, and requested that the resolution granting the preliminary injunction be declared null. The Company argued that a preliminary injunction obtained by a representative of the industry of the Province of Córdoba from the federal courts of the province expressly suspended the application of Decree No. 690/20, Decree No. 311/20 and prohibited the ENACOM from issuing any subsequent resolutions.

On December 6, 2021, the Court ordered the joinder of the file with the one in re “Asociación de Consumidores de Argentina UCA v. AMX Argentina and other on Proceeding leading to a declaratory judgment”, pending before Federal Court on Administrative Litigation Matters No. 6 of the Autonomous City of Buenos Aires.

The Company, with the assistance of its legal advisors, is analyzing the actions that may be necessary in order to protect its rights.

Preliminary injunction requested by a representative of the industry of the Province of Córdoba

On February 2, 2021, the Company was informed by “Asociación Argentina de Televisión por Cable” (“ATVC”), that a preliminary injunction requested by a representative of the cable television industry of the Province of Córdoba was granted ordering the suspension of Decree N° 690/20, of Decree N° 311/20 and of all measures adopted as a result of those decrees. The court also ordered the PEN and the ENACOM to refrain from issuing or pursuing any subsequent measures based on such decrees, until a final court decision is rendered.

ATVC also informed that, pursuant to the court’s indications, the regulatory authority should refrain from issuing regulations related to Decree No. 690/20 or enforcing the regulations previously issued, which are generally suspended.

Preliminary injunction requested by “Catrie Televisora Color S.R.L. v./ Estado Nacional re./ Acción meramente declarativa de inconstitucionalidad”

On March 31, 2021, the Company was informed by ATVC, that a preliminary injunction requested by a representative of the cable television industry in the case Catrie Televisora Color S.R.L. v./ Estado Nacional re./ Acción meramente declarativa de inconstitucionalidad” (File No. 858/21), pending before the Federal Court of Córdoba No. 1, ATVC requested joint litigation, under the terms of Art. 90 inc. 2 of the National Civil and Commercial Procedure Code, requiring collective legitimacy, on behalf of the associated companies, and required the extension of the preliminary injunction issued in such case.

Likewise, on that date ATVC was notified of the resolution of the Federal Court of Córdoba No. 1 of March 30, 2021, which provided, in File. No. 858/21, the following summary: 1) grant the request for intervention of a third party made by ATVC; 2) direct the process as a collective process; 3) delimit the class affected to the cable and ICT services industries that are associated with ATVC; and 4) order the National Government the suspension of Decree No. 690/20, as well as all measures adopted as a result of that decree. The court also ordered the PEN and the ENACOM to refrain from issuing or pursuing any subsequent measures based on such decree, until a final court decision is rendered, in relation to all the certified class companies of this process.

d) Universal Service Regulation

●	Decree No. 764/00

Annex III of Decree No. 764/00 required providers of telecommunications services to contribute 1% of their total accrued revenues, net of applicable taxes and charges, to the FFSU. The regulation adopted a “pay or play” mechanism for compliance with the mandatory contribution to the SU Fund. The regulation also established the exemption to contribute to the FSU in the following events: (i) for local services provided in areas with teledensity lower than 15%, and ii) when certain conditions exist in connection with a formula which combines the foregone revenues and the market share of other operators than Telecom Argentina and Telefónica who provide local telephony. Likewise, the regulation created a committee responsible for the administration of the SU Fund and the development of specific SU programs.

Resolution No. 80/07, issued by the SC, provided that until the SU Fund was effectively implemented, telecommunication service providers were required to open an account at Banco de la Nación Argentina to deposit the corresponding amounts on a monthly basis. In August 2007, Resolution No. 2,713 of the former CNC was published, which provided details regarding the concepts that have been achieved and those that are offset for the purpose of calculating the contribution obligation to the FFSU.

●	Amendments to the General Regulation of the Universal Service

After several decrees and laws which approved and amended the General Regulation of the Universal Service (“RGSU”, for its Spanish acronym), replacing Annex III of Decree No. 764/00, the ENACOM approved a new RGSU through Resolution No. 721/20, which replaced the RGSU that had been approved by ENACOM Resolution No. 2,642/16.

The new Regulation maintains the obligation to contribute 1% of total revenues, as provided in the previous Resolution. Among the most relevant matters, the new Regulation provides:

(i)	That the ENACOM may consider that the monthly obligation of the Contributors has been partially settled for up to 30% of their contributions, based on the reporting of computable investments made in projects approved by the ENACOM;
(ii)	That the licensees may submit projects to the ENACOM for their review and assessment;
(iii)	That the deployment of last mile fixed NGNs (Next Generation Network) for the provision of broadband Internet services of the Projects shall not fall within the scope of the protection described in section 3 of Decree No. 1,340/16.

In addition, within the framework of the new RGSU, SU Programs have been approved providing for the deployment of fixed broadband, deployment of access networks to mobile communications services and services to public institutions, among others.

●	SU Fund - Impact on the Company with respect to its original license to provide SBT

According to the provisions of SC Resolution No. 80/07, No. 154/10 and CNC Resolution No. 2,713/07, Telecom filed its affidavits including the offset amounts related to the services that should be considered as SU services.

However, several years after the market’s liberalization and the effectiveness of the SU regulations, which were replaced with Decree No. 558/08 and the LAD, incumbent operators have still not received any offsets for providing services with the characteristics set forth under the SU regime.

As of the date of these consolidated financial statements, the Company has filed its monthly SU affidavits related to the services associated with its original license to render SBT, which resulted in a receivable of approximately $18,069 (unaudited amount). The programs and the valuation methodology used to estimate this receivable are pending of approval by the Regulatory Authority. This receivable has not yet been recorded in these consolidated financial statements as of December 31, 2021 since it is subject to the approval of the SU Programs and the review of those affidavits by the Regulatory Authority and the confirmation of the existence of enough contributions to the SU Trust so as to compensate the incumbent operators.

On April 8, 2011, the SC issued Resolution No. 43/11, through which it notified the Company that investments associated with “High-Cost Areas” did not qualify as an Initial Indicative Program (which amounted to approximately $18,739, included in the mentioned receivable).

Additionally, through SC Resolutions No. 53, 54, 59, 60, 61, 62, 69 and 70/12, the Company was notified that: the “Special Information Service 110”, the “Discounts for Retired People, Pensioners and Low Consumption Households”, the services of “Social Public Telephony and Loss-Making Public Telephony”, the “Services and Discounts relating to the Information Society Program argentin@internet.todos”, the “Services for Deaf-Mute People”, the “Free Access to Special Emergency Services and Special Community Services”, the “Value Added Service 0611 and 0612” and the “Long Distance Semipublic Service (SSPLD)” (which amounted to approximately $1,682, included in the mentioned receivable), respectively, did not qualify as Initial SU Programs, pursuant to the terms of Section 26 of Annex III of Decree No. 764/00, and that, they did not constitute different services involving a SU provision, and therefore, cannot be financed with SU Funds, pursuant to the terms of Section 2 of Decree No. 558/08.

The Company’s Management, with the advice of its legal counsel, has filed appeals against the above mentioned resolutions, presenting the legal arguments based on which such resolutions should be revoked.

On September 13, 2012, the CNC ordered the Company to deposit approximately $208. The Company has filed a recourse refusing the CNC’s order on the grounds that the appeals against the SC Resolutions are still pending of resolution.

On November 28, 2019, the ENACOM notified Telecom that the appeals filed by the Company against the above-mentioned resolutions had been rejected, taking them to superior body for substantiation. As of the date of these consolidated financial statements, the appeal review body has not yet issued a decision.

Although it cannot be assured that these issues will be favorably resolved at the administrative stage, the Company’s Management, with the assistance of its legal advisors, considers that has solid legal and de facto arguments to support the position of Telecom Argentina.

●	FFSU - Impact on the Company with respect to the SCM originally provided by Personal

In compliance with SC Resolution No. 80/07 and No. 154/10 and CNC Resolution No. 2,713/07, Personal has filed its affidavits since July 2007 and deposited the corresponding contributions.

On January 26, 2011, the SC issued Resolution No. 9/11 establishing the “Infrastructure and Facilities Program.” The Resolution provided that telecommunication service providers could only allocate to investment projects under this program the amounts corresponding to outstanding investment contribution obligations arising from Annex III of Decree No. 764/00 before the effective date of Decree No. 558/08.

On July 5, 2012, the SC issued Resolution No. 50/12 pursuant to which it notified that the services declared by the SCM Providers as High Cost Areas or services provided in non-profitable areas, services provided to clients with physical limitations (deaf-mute and blind people), rural schools, and requests relating to the installation of radio-bases and/or investment in infrastructure development in various localities, did not constitute items that could be discounted from the amount of SU contributions pursuant to the last part of Section 3 of Resolution No. 80/07, or Section 2 of Decree No. 558/08. It also provided that certain amounts already deducted could be used for investment projects within the framework of the Program created under SC Resolution No. 9/11, or deposited in the SU Fund, as applicable.

Personal filed an administrative appeal against SC Resolution No. 50/12 requesting its nullity. As of the date of these consolidated financial statements, this appeal is still pending of resolution.

On October 1, 2012, in response to the order issued by the SC, Personal deposited under protest the amount corresponding to the assessment of the SU services provided by Personal since the effectiveness of Decree No. 558/08, reserving its right to take all actions it may deem appropriate to claim its reimbursement, as informed to the SC and the CNC on October 15, 2012. Since August 2012, Personal is paying under protest of those concepts in its monthly affidavits.

The Company’s Management cannot assure that this issue will be resolved in its favor at the administrative stage.

●	FFSU - Impact on the Company with respect to the services originally provided by Cablevisión

Cablevisión has complied with its investment contribution obligations. The Regulatory Authority has not yet approved the Project filed by Cablevisión on June 21, 2011, within the framework of SC Resolution No. 9/11, in order to fulfill the SU contribution obligation for the amounts accrued since January 2001 until the effectiveness of Decree No. 558/08.

e)Spectrum

Trough Resolution SC N° 79/14 and Resolutions SC N °80/14, 81/14, 82/14 and 83/14, Personal was awarded Lots 2, 5, 6 and 8 and the remaining frequencies of the Personal Communication Services (PCS) and the SRMC, as well as those of the new spectrum for the SCMA, which were offered through a Public auction process approved by SC Resolution No. 38/14. In addition, through SC Resolution No. 25/15, issued on June 11, 2015, Personal was awarded with the remaining Frequency Bands which formed Lot No. 8, and thus completed said Lot.

The Auction Terms and Conditions authorized the use of the auctioned frequency bands for a period of 15 years as from the award of said frequencies. Upon expiration, the regulatory authority could extend the terms of use upon formal request of the awarded operator (which price and conditions would be set forth by such authority).

Subsequently, pursuant to Decree No. 1,340/16, the Ministry of Communications provided that the term of the authorizations for the use of frequencies of the SCMA, as well as the corresponding deployment obligations, shall be counted as from the effective migration of the services currently operating in these bands within Area II (AMBA). On August 30, 2018, the Ministry of Modernization issued Resolution No. 528/18, whereby it stated that the effective migration of those services had been verified on February 27, 2018.

f)	Other relevant regulatory matters

✓	Regulatory situation in Uruguay
●	Uruguayan Audiovisual Communication Services Law

Law No. 19,307 was published in the Official Gazette of the Republic of Uruguay on January 14, 2015. This Law governs radio, television, and other audiovisual communication services (hereinafter, the “Audiovisual Communications Law”). Section 202 of this law provides that the National Executive Branch shall issue its implementing regulations within a 120-day term, counted as from the day following publication of the Audiovisual Communications Law in the Official Gazette. As of the date of these consolidated financial statements, Decrees No. 45/015 and No. 160/19 has been issued. Decree No. 45/015 provides that the concession for the use and allocation of the radio-electric spectrum for non-satellite audiovisual communication services shall be granted for a term of 15 years, while Decree No. 160/19 regulates several provisions of the Audiovisual Communications Services Law.

Section 54 of the Audiovisual Communications Law provides that an individual or legal entity cannot be allocated the full or partial ownership of more than 6 authorizations or licenses to render television services to subscribers throughout the national territory of Uruguay. Such limit is reduced to 3 if one of the authorizations or licenses includes the department of Montevideo. Section 189 of this law provides that in the cases where such limits were exceeded as of the entry into force of the Law, the owners of those audiovisual communication services shall transfer the necessary authorizations or licenses so as not to exceed the limits mentioned above within a term of 4 years as from the date of entry into force of the Audiovisual Communications Law, therefore, this term expired in January 2019.

Adesol is analyzing the possible impact on its business that could be derived from the change in the regulatory framework and any possible legal actions that can be taken in order to protect its rights and its shareholders’ rights. That company is also monitoring the different unconstitutionality claims filed by other companies against certain sections of the above-mentioned law to consider whether the decisions to be rendered by the Supreme Court of Uruguay in those proceedings may be favorable to the position of Adesol in the future. As of the date of these consolidated financial statements, the Supreme Court provided the unconstitutionality of Sections 39 sub-section 3, 55, 56 sub-section 1, article 60-point C, 98 sub-section 2, 117 literal F°, sub-section 2, 143 and 149 sub-section 2 of Law No. 19,307, and furthermore, other decisions rendered in this respect by the Supreme Court dismissed the unconstitutionality claim filed by the claimant with respect to Section 54 of that Law.

It is noteworthy that within the framework of the resolution of the unconstitutionality claim against Section 54 and 189 of Law 19,307, filed on November 22, 2019 by the permit holders Audomar S.A., Dolfycor S.A., Reiford S.A., Space Energy TECH S.A., Tracel S.A., Bersabel S.A., and Vision Satelital S.A., together with the majority shareholder of those companies, on October, 2020, the Supreme Court provided the lack of passive legitimation of the Legislative Body and rejected the mentioned unconstitutionality claim, arguing that the aforementioned Section 54 does not apply to permit holders since they are legitimized by the number of authorizations or licenses they have "as a whole" when the rule establishes limitations on natural or legal persons considered individually.

On the other hand, in April 2020 the Executive Branch of Uruguay forwarded to the Uruguayan Congress an audiovisual communications bill, which, if approved, would abolish the current Audiovisual Communications Law (Law No. 19,307) and its regulating decrees would also lapse. As of the date of these consolidated financial statements, the mentioned audiovisual communications bill is still under review of the Uruguayan Congress.

✓Other relevant regulations
●	General Rules Governing ICT Service Licenses

On January 2, 2018, the Ministry of Modernization issued Resolution No. 697/17, whereby it approved the new General Rules Governing ICT Service Licenses. This Resolution repealed the General Rules approved pursuant to Annex I of Decree No. 764/00, as from the date the resolution became effective (February 1, 2018), and it also repealed ENACOM Resolutions No. 2,483/16 and No. 1,394/16 (except for Section 12 of its Annex I, which will remain in effect). The Company has filed an appeal against some aspects of such Resolution, which, to date, is pending of resolution.

●	General Rules Governing ICT Service Customers

On January 4, 2018, the Ministry of Modernization issued Resolution No. 733/17, whereby it approved the new General Rules Governing ICT Service Customers. This Resolution became effective on March 5, 2018, repealing SC Resolutions No. 490/1997, and Annexes I and III of SC Resolution No. 10,059/1999 and its supplementing regulations. Annex II of SC Resolution No. 10,059/1999 shall remain in effect, to the extent applicable, until the enactment of the penalty regime provided under Sections 63 of the LAD. Such New General Rules repealed the general rules governing mobile and basic telephony service customers, thus becoming the only general rules that govern ICT Service customers, including Internet access services and subscription broadcasting services.

The Company made a filing with the Ministry of Modernization regarding some regulations that infringe its right to sell its services (such as the 180-day prepaid credit; Section 56, which provides for compensation in favor of the customer, and Section 79, which establishes the obligation to replace any channels eliminated from the programming grid with other channels of similar quality.)

Through Resolution No. 363/18, published in the Official Gazette on June 27, 2018, the Ministry of Modernization provided for amendments to the General Rules. Some of those amendments were related to the provisions challenged by Telecom in its filing. As of the date of these consolidated financial statements, this appeal is still pending of resolution. Subsequently, through Resolutions Nos. 1,150/19 and 1,522/19, the Secretariat of Modernization introduced amendments, among which, the most relevant is the term of 30 business days to report in advance material changes in the services rendered to customers.

●	Number Portability Regulation

On April 4, 2018, the Ministry of Modernization issued Resolution No. E-203/18, whereby it approved the new Number Portability Regulation, including the portability of fixed telephony service lines. Through such Resolution, such Ministry also approved the implementation schedule for the portability of these services and revoked SC Resolutions Nos. 98/10, 67/11 and 21/13 and Resolution No. E-170/17 issued by the Ministry of Communications and its supplementary regulations. Through Resolution No. 401/18, published on July 11, 2018, the Ministry of Modernization decided that the ENACOM shall determine the way in which the number portability committee will be constituted and implemented.

Through Resolution No. 4,950 issued on August 14, 2018, the Board of the ENACOM delegated on the head of the first operational level of the National Administration of Planning and Convergence the powers to: (i) approve the Processes and Operational and Technical Specifications of Number Portability, (ii) approve the Bidding Terms for the selection of the Database Administrator for the contract to be executed between the Portable Services Providers and the Database Administrator and propose any relevant changes to the Number Portability Committee, and (iii) intervene on a binding basis in the procedure to procure the services of the Database Administrator.

Through such Resolution, the ENACOM also set out that the Number Portability Committee shall be composed of two representatives, one permanent and one alternate, and approved the work schedule in order to properly implement the Number Portability.

On December 31, 2020, the ENACOM issued Resolution No. 1,509/20, whereby it replaced the work schedule for the implementation of Number Portability that had been approved as an Annex to Resolution No. 4,950/18. In addition, the ENACOM approved the new model of the Bidding Terms and Conditions for the selection of the centralized Number Portability Database Administrator for the Mobile Communication Service and the Fixed Telephony Service, and also approved the Network Technical Specifications. This Resolution was ratified by the ENACOM Resolution No. 185/2021.

Through Resolution No. 32/2022 issued on January 25, 2022, the Board of the ENACOM decided to postpone the initial operations and startup of the Number Portability of fixed telephony service lines for 120 days, in order to carry out its correct implementation.

●	General Rules Governing Interconnection and Access

On May 18, 2018, Ministry of Modernization Resolution No. 286/18 was published in the Official Gazette. Such Resolution approves the new General Rules Governing Interconnection and Access, effective as from July 3, 2018, repealing the General Rules that had been approved under Decree No. 764/00.

Pursuant to the new General Rules, the interconnection and access terms, conditions and prices may be freely established by mutual agreement between the parties. The ENACOM will set provisional interconnection charges, as established under Decree No. 1,340/16.

In addition, the providers of ICT Services will have the obligation to provide interconnection at the request of another provider of ICT Services, on no less favorable technical and economic conditions than those applied by the requested ICT Service provider to itself or to third parties, granting the quality of services, the transparency in compensation and must refrain from charging the requesting ICT Service Providers for functions or services that are not needed to render their services.

On August 14, 2018, the ENACOM issued Resolution No. 4,952/18, establishing a provisional charge equivalent to US$0.0108 per minute of communication, without considering the different taxes and charges that may be applicable for the origination services or local termination in the mobile communications service networks. Likewise, it is established that for the purposes of applying the fixed charge, the unit of measurement will be the second. Through ENACOM Resolution No. 1,161/18 dated November 27, 2018, the ENACOM set the same charge for SRCE network termination.

On that same date, Resolution No. 1,160/18 was also published in the Official Gazette. Pursuant to such Resolution, the ENACOM set: (i) a provisional charge equivalent to forty-five ten-thousandths US dollars (US$ 0.0045) for local origination or termination services over fixed telephony service networks per minute of communication (ii) a provisional charge equivalent to ten ten-thousandths US dollars (US$ 0.0010) for local transit service per minute of communication (iii) a provisional charge equivalent to twenty-seven ten-thousandths US dollars (US$ 0.0027) for long distance transport service per minute of communication (iv) the second as the measuring unit for the purposes of applying the charges set under this Resolution.

Telecom filed an appeal with the ENACOM challenging those charges with the respective legal grounds to request the review of the above-mentioned Resolution by that agency. As of the date of these consolidated financial statements, this appeal is still pending of resolution.

Pursuant to Resolution No. 4,266/19, published in the Official Gazette on October 8, 2019, the ENACOM decided, on a provisional and exceptional basis, that the reference exchange rate applicable to the interconnection charges in effect established under ENACOM Resolutions Nos. 4,952/18, 1,160/18 and 1,161/18, for calls made as from August 1, 2019, will be of forty-five pesos and twenty-five cents ($45.25) per US dollar. In subsequent months, the exchange rate to be applied may not exceed six percent (6%) of the exchange rate established for the previous month and in no case may it exceed the selling exchange rate set by Banco de la Nación Argentina on the last business day of the month in which the services are rendered. This Resolution was applicable to services provided up to and including December 31, 2019.

Pursuant to Resolution No. 1,510/20, published in the Official Gazette on December 29, 2020, the ENACOM decided, on a provisional and exceptional basis, that the reference exchange rate applicable to the interconnection charges for calls made as from January 1, 2021, will be of eighty-three pesos and thirty-six cents ($83.36) per US dollar. This Resolution was applicable to services provided up to and including June 30, 2021 and was subject to the approval of the ENACOM's Board. This Resolution was ratified by ENACOM Resolution No. 181/2021.

●	Quality Rules for ICT Services

Through Resolution No. 580/2018, published in the Official Gazette on September 6, 2018, the Ministry of Modernization approved the Quality Rules for ICT Services, which came into effect on January 4, 2019.

The ENACOM was instructed to issue the implementing regulations within a term of 90 calendar days. Although the term has already expired, as of the date of these consolidated financial statements, the implementing regulations have not been issued.

●	National Rules for Contingencies

Through Resolution No. 51/18, published in the Official Gazette on November 6, 2018, the Secretariat of Modernization approved the National Rules for Contingencies and ordered the ENACOM to issue the implementing procedures or Contingency Plan (for emergency situations) within a term of 90 calendar days as from its publication in the Official Gazette.

Even though the term has expired, as of the date of these consolidated financial statements, such procedure has not been issued yet.

●	International Roaming Regulations between Argentina and Chile

On August 31, 2020, ENACOM Resolution No. 927/20 was published in the Official Gazette. In such resolution, the International Roaming Regulations between Chile and Argentina was approved. Under that Regulation, it was established, among other things, that Argentina's mobile communications service providers, including Virtual Mobile Operators, shall offer customers who use international Roaming services with Chile the same prices that they offer in their own country for voice communications, messaging and mobile data while they stay in that country.

●	Infrastructure Sharing Regulation

On December 16, 2020, the Chief of the Cabinet of Ministers - Secretariat of Public Innovation issued Resolution No. 105/20, whereby it approved the Passive Infrastructure Sharing Regulation and established the terms and procedures regarding the access, availability and shared use of passive infrastructure owned by, controlled by or otherwise available to an ICT Services Licensee.

Among the most relevant provisions of the Regulation is the obligation to grant access to other ICT Services Licensees to available passive infrastructure; to reserve capacity in the installation of new ducts and shelters for providing access to other ICT Services Licensees; the prohibition to agree on exclusive use; among other obligations.

●	Subscription Television Services Regulation

On December 24, 2020, ENACOM Resolution No. 1,491/20 was published in the Official Gazette, whereby said agency approved the “General Regulation of Subscription Television Services by Physical and/or Radio-electric and Satellite Link”. Among other aspects, it provides for the arrangement of signals in programming grids so that the signals that correspond to the same genre are arranged consecutively; the obligation to submit an annual affidavit describing the programming grid, the inclusion of signals of broadcast television Licensees; the list of mandatory signals, and, in case of disagreement to include mandatory signals in the programming grid, be it broadcast television signals or those included in the Public Registry of Signals, any of the parties may make a filing with the ENACOM. In addition, said Resolution provides that the commercialization of one or several signals may not be conditional on the acquisition of other signals. In the event licensees offer a package of signals, they must include a breakdown of the price of each of them. The Company made a spontaneous appearance before the ENACOM to state its full adherence to the appeal filed by the Argentine Cable Television Association (ATVC, for its Spanish acronym) against the provisions of such resolution on the grounds that it is illegitimate and should therefore be revoked.

●	Sanctions Regime applicable to ICT Services

On March 3, 2021, the “Sanctions Regime applicable to ICT Services” was approved through ENACOM Resolution No. 221/21. The mentioned Resolution No. 221/21, among others, provides that: (i) the penalty reference unit shall be PBU-SBT, which value will be determined as of the date of payment, (ii) there is a cap of 50,000 PBU-SBT on the imposition penalty, and a minimum of 50 PBU-SBT, (iii) the penalties imposed shall be published in the media and/or the ENACOM´s institutional website; and (iv) the penalties can be imposed on a daily basis as long as the lack of compliance with the regulation remains. The resolution was ratified by the ENACOM Board of Directors on April 28, 2021.

As of the date of these consolidated financial statements, the Company is analyzing the impact of this new regulation.

✓	Compre Argentino (Buy Argentine Act)

Pursuant to Law No. 27,437, Telecom Argentina- in its capacity as public fixed telephony service licensee-, and its respective direct subcontractors, in the procurement of provisions and public works and services, shall give preference to the acquisition or lease of goods of national origin, under the terms of such law.

The law provides that the preference established shall be given to goods of national origin when the price of identical or similar goods, under cash payment conditions, is equal to or lower than the price of foreign goods increased by 15% when the offerors qualify as micro, small and medium-sized enterprises – (MSMEs), and by 8% for any other companies. In the comparison, the price of foreign goods shall contemplate applicable import duties and all the taxes and expenses required for their nationalization.

The law sets out that a good is considered to be of national origin when it has been produced or extracted in the Argentine territory, provided that the cost of nationalized imported raw materials, inputs or supplies does not exceed 40% of its gross production value.

The procurement of services is subject to Law No. 18,875, which sets out the obligation to contract exclusively the services of domestic companies, consulting firms and professionals, as defined in such law. Any exception shall have to be previously approved by the competent ministry.

Through Resolution No. 2,350/04, the former CNC approved the “Procedure for the fulfillment of the Buy Argentine Act”, which includes the obligation to file semi-annual affidavits regarding the fulfillment of these rules.

The rules provide for economic, administrative and criminal sanctions for failure to fulfill the obligations established under the Compre Argentino regime.

It is worth mentioning that this Act provides to Telecom Argentina less operational flexibility related to, among other matters, authorizations management prior to acquisitions, investment of time in the assembly of the required presentations with respect to the obligation to inform the semiannual affidavits of compliance of the Buy Argentine Act and associated administrative expenses.

✓	REGULATORY SITUATION OF MICRO SISTEMAS AS PAYMENT SERVICE PROVIDER (PSP)
●	Communications issued by the Central Bank of Argentina (BCRA)

In January 2020, the BCRA issued Communication “A” 6,859 and Communication “A” 6,885, whereby it established the rules for the operation of the payment accounts offered by PSPs. Among other obligations, it was provided that PSPs must be registered in the “Registry of Payment Service Providers that Offer Payment Accounts” managed by the Superintendency of Financial and Exchange Institutions (SEFyC, for its Spanish acronym).

In addition, pursuant to said regulations, PSPs must comply with the reporting regime established by the BCRA.

In that regard, during fiscal years 2020 and 2021, the Central Bank of Argentina issued several Communications, whereby, among other things, it established the same rules for legal entities that, without being financial entities, serve at least one function in the provision of payment services, and therefore, compete.

The most important provisions of the effective legislation are detailed below:

a)	Offering of Accounts and Funds Management: PSPs can offer the necessary accounts for debits and credits within the payment scheme. The accounts offered by PSPs are called payment accounts. Payment accounts are unrestricted accounts offered by PSPs to their customers to order and/or receive payments. Customer funds credited to the payment accounts offered by PSPs must be available at all times (immediately upon demand by the customer) for an amount at least equivalent to that credited to the payment account. To this end, the systems implemented by PSPs must be able to identify and individualize the funds of each customer.

100% of the customers’ funds must be deposited (at all times) in checking accounts in pesos held with Argentine financial institutions. Notwithstanding the foregoing, at the express request of the customer, the funds credited to payment accounts can be applied to investments in ‘mutual funds’ in Argentina. Such funds shall be debited from the relevant payment account, in which case the amounts invested in mutual funds must be reported separately from the balance of the payment account.

For transactions on their own account (payment to suppliers, payment of salaries, etc.), PSPs must use an ‘operational’ bank account (unrestricted) separate from the bank account in which the PSP customers’ funds are deposited.

b)	Oversight and Reporting Regime: PSPs shall comply with the reporting regime provided for in different communications issued by the BCRA and give access to their facilities and documentation to SEFyC's personnel designated for this purpose, and make available to the BCRA tools for real-time inquiries and reporting that the Deputy General Manager of Payment Methods may determine for each type of supplier according to its volume of operations.
c)	Transparency Advertisements made through any media and any documentation issued by PSPs must clearly and expressly state that: a) they only offer payment services and are not authorized by the BCRA to operate as financial entities, and b) funds deposited in payment accounts do not constitute deposits in a financial institution, nor do they have any of the guarantees that such deposits may enjoy in accordance with applicable laws and regulations regarding deposits in financial institutions.
d)	Transfers of funds sent and received in payment accounts: PSPs must comply with the obligations set out in the “National Payment System - Transfers Rules.” and “National Payment System – Transfers – Supplementary Rules”
●	Law No. 25,246 and Resolution No. 76/2019 FIU

Micro Sistemas falls within the scope of the terms of Article 20 of Law No. 25,246 (as amended), which provides for the persons obliged to report to the FIU.

In addition, Micro Sistemas is subject to the terms of FIU Resolution No. 76/2019 which sets out the guidelines for asset laundering and terrorist financing risk management and minimum compliance standards to be complied with by purchase and credit card operators and issuers of traveler checks, which shall adopt and apply to manage, in accordance with their policies, procedures and controls, the risk of being used by third parties for criminal purposes of asset laundering and terrorist financing.

In addition, it is subject to several FIU standards that have a general scope. Among them, FIU Resolution No. 134/2018 (as amended) which provides for a list of politically exposed persons (PEPs) and establishes the special operations control actions to be applied to this type of customers, and FIU Resolution No. 112/2021, which amended the system for the identification and verification of the ultimate beneficiaries of customers that are artificial persons or other legal entities.